As filed with the Securities and Exchange Commission on December 11, 2006
Registration No. 333-05265 and 811-07655

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment ☐
Post-Effective Amendment No. 23 ☑
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 26 ☑
(Check appropriate box or boxes)
DRIEHAUS MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(Address of Principal Executive Offices, including Zip Code)
MARY H. WEISS, ESQ.
DRIEHAUS CAPITAL MANAGEMENT LLC
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(Name and Address of Agent for Service)
COPY TO:
CATHY G. O’KELLY, ESQ.
VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
222 NORTH LASALLE STREET
CHICAGO, ILLINOIS 60601
It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b)

☐	On pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☑	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION
DATED DECEMBER 11, 2006
PROSPECTUS
                    , 2007
[DRIEHAUS LOGO]
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111
Driehaus International Equity Yield Fund
Distributed by:
Driehaus Securities LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful and complete. Any representation to the contrary is a criminal offense.
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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Overview
Goal of the Driehaus International Equity Yield Fund
Driehaus International Equity Yield Fund (the “Fund”) strives to increase the value of your investment (capital appreciation). In other words, the Fund tries to buy stocks with a potential to appreciate in price. Because stock markets in general, and the individual securities purchased by the Fund, go down in price as well as up, you may lose money by investing in the Fund. There are no sales charges or exchange fees for the Fund. The Fund is a specialized investment vehicle and should be used as part of your overall investment strategy to diversify your holdings. So please review all the disclosure information carefully.
Who May Want To Invest In The Fund
The Fund may be an appropriate investment if you:
•	Want to diversify your portfolio of domestic investments into international stocks

•	Are not looking for current income

•	Are prepared to receive taxable long-term and short-term capital gains

•	Are willing to accept higher short-term risk in exchange for potentially higher long-term returns

•	Want to complement your U.S. holdings through equity investments in countries outside the United States

•	Can tolerate the increased price volatility, currency fluctuations and other risks associated with growth style investing and investing in non-U.S. securities

•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future)
Investment Adviser
The Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of                     , 2007, the Adviser managed approximately $_____ billion in assets.
Financial History
Although the Fund was first established as a series of a registered investment company on September 18, 2006, it has succeeded to the assets of the Driehaus Global Equity Yield, L.P., a limited partnership which commenced operations on September 1, 2003 (the “Limited Partnership”). The performance history included herein is based upon the operations of the Limited Partnership, restated to reflect the anticipated expenses of the Fund. In addition, distributions made by the Fund will reflect the basis in the investments carried forward from the Limited Partnership. See “Distributions and Taxes.”
Investment Philosophy
The Adviser believes that, over time, revenue and earnings growth are the primary determinants of equity valuations. Accordingly, the Adviser concentrates the Fund’s investments in companies which have demonstrated the ability to rapidly increase sales and earnings, as well as the potential for continued growth in the future. The Adviser evaluates the earnings quality of such companies to determine whether current earnings might indicate future results. In addition, the Adviser may analyze a foreign firm’s value in relation to a domestic firm’s value. Factors such as strong company earnings reports, increased order backlogs, new product introductions, and industry developments alert the Adviser to potential investments. The Adviser combines this information with its own technical analyses to reach an overall determination about the attractiveness of specific securities. To a lesser extent, the Adviser also uses macroeconomics or country-specific analyses. While the Adviser seeks companies that have demonstrated superior earnings growth, the Adviser may also purchase the stock of companies based on the expectation of capital appreciation where there is no demonstrable record of earnings growth or increasing sales. This investment philosophy results in high portfolio turnover. High portfolio turnover in

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any year may result in payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.
Fund Distributions
The Fund intends to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. Unless you are purchasing Fund shares through a tax-exempt or tax-deferred account (such as an individual retirement account (IRA)), buying Fund shares at a time when the Fund has substantial recognized or unrecognized gains can cost you money in taxes. Contact the Fund for information concerning when distributions will be paid. On a continuing basis, due to high portfolio turnover generated by the Fund, a greater percentage of capital gains may be paid each year by the Fund with a significant percentage of the dividend constituting short-term capital gains, which are taxed at ordinary income tax rates. You should consult your tax advisor regarding your tax situation.

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Driehaus International Equity Yield Fund Summary
Goal and Strategy
The Driehaus International Equity Yield Fund seeks to maximize capital appreciation by investing primarily in a portfolio consisting of equity securities of non-U.S. companies of all market capitalizations. The Fund will seek to invest in equity securities exhibiting strong growth characteristics in combination with superior relative dividend yields. The dividend yield component of the Fund’s strategy seeks to reduce some of the volatility associated with the Fund’s growth style of investing. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity of securities of U.S. companies. Many, but not all of these companies will be U.S. companies that have a significant amount of assets located in and/or derive a significant amount of their revenue from goods purchased or sold, investments made, or services performed in or with non-U.S. countries.
The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:
•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales growth and earnings

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings
The Adviser also uses superior relative dividend yields as a criteria for investment. The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.
Principal Risk Factors
It is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:
•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments
Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country. The Fund may invest in companies that are less established, with less liquid markets for their stock, and therefore may be riskier investments.
This is a non-diversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

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Driehaus International Equity Yield Fund
Performance
The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Annual Returns for the years ended December 31*

2003	##.	##%
2004	##.	##%
2005	##.	##%
2006	##.	##%
During the periods shown in the bar chart, the highest return for a quarter was ##% (quarter ended      ) and the lowest return for a quarter was ###% (quarter ended     ).

Predecessor Limited Partnership
Performance*
Since
Inception
Average Annual Total Returns as of December 31, 2006					(9/1/03 -
(data includes reinvestment of dividends)	1 Year		3 Years		12/31/06)
Driehaus Global Equity Yield, L.P.
Return Before Taxes	##.	##%	##.	##%	##.	##%
Return After Taxes on Distributions	N/A	**	N/A	**	N/A	**
Return After Taxes on Distributions and Sale of Fund Shares	N/A	**	N/A	**	N/A	**
MSCI AC World Growth Index***
(reflects no deduction for fees, expenses, or taxes)	##.	##%	##.	##%	##.	##%
MSCI AC World ex USA Growth Index****
(reflects no deduction for fees, expenses, or taxes)	##.	##%	##.	##%	##.	##%

*	Although the Fund commenced operations as a registered investment company on , 2007, it succeeded to the assets of the Driehaus Global Equity Yield, L.P. (the “Limited Partnership”), which was managed following substantially the same investment objective, policies and philosophies as are currently followed by the Fund. The Limited Partnership was not registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund.

**	After-tax performance returns are not included for periods that include the predecessor Limited Partnership. The Limited Partnership was not a regulated investment company and therefore did not distribute current or accumulated earnings and profits.

***	The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the global developed and emerging markets. It is a subset of the Morgan Stanley Capital International All Country World Index and is composed of only those MSCI AC World Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

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****	The Morgan Stanley Capital International All Country World Growth ex USA Index (MSCI AC World Growth ex USA Index) is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It is a subset of the Morgan Stanley Capital International All Country World ex USA Index and is composed of only those MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

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Driehaus International Equity Yield Fund
Investor Expenses
Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).
Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)

Management Fee	1.50%
Other Expenses**	[___	]%
Total Annual Fund Operating Expenses	[___	]%

Less Expense Reimbursement***	[___	]%

Net Expenses	2.00%

*	The redemption fee is imposed on shares redeemed within 60 days of purchase.

**	“Other Expenses” are estimated for the current fiscal year because the Fund did not commence operations until , 2007.

***	The Adviser has entered into a contractual agreement with the Fund to cap the Fund’s operating expenses at 2.00% of average daily net assets until [___, 2010]. For a period of three years subsequent to the Fund’s commencement of operations on , 2007 the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
[$ ]	[$ ]

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Financial Highlights — Driehaus International Equity Yield Fund
The financial highlights table is not included since the Fund did not commence operations until                     , 2007.

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The Fund
The Fund is a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (the “Adviser”) provides management and investment advisory services to the Fund. Prospective investors should consider an investment in the Fund as a long-term investment. There is no assurance that the Fund will meet its investment objective.
Investment Philosophy
In addition to the factors noted in the Overview, the Adviser considers numerous criteria in evaluating countries for investment and in determining country and regional weightings. Such criteria include the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also involve considerations specific to a certain country or region of the world.
Investment Objective and Principal Investment Strategies
Driehaus International Equity Yield Fund. The investment objective of the Driehaus International Equity Yield Fund is to maximize capital appreciation. The Fund seeks to invest in equity securities of primarily non-U.S. companies exhibiting strong growth characteristics in combination with superior relative dividend yields. The dividend yield component of the Fund’s strategy seeks to reduce some of the volatility associated with the Fund’s growth style of investing. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. There is no specific limitation on the percentages of assets that may be invested in securities of issuers located in any one country at any given time. The Fund is a non-diversified fund. At certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity of securities of U.S. companies. Many, but not all of these companies will be U.S. companies that have a significant amount of assets located in and/or derive a significant amount of their revenue from goods purchased or sold, investments made, or services performed in or with non-U.S. countries. The Fund may also invest in securities of issuers with limited operating histories.
The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries. The Fund may invest a substantial portion of its assets in emerging markets at any time.
Equity securities include common and preferred stock, bearer and registered shares, savings shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.
The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.
Related Risks
All investments, including those in mutual funds, have risks. No investment is suitable for all investors. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no assurance that the Fund will achieve its objective. In addition to the principal risk factors identified earlier in this prospectus for the Fund, the Fund is subject to the following risks:

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Foreign Securities and Currencies. The Fund may invest in foreign securities. Investing outside the U.S. involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from the Fund’s portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in U.S. securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities — positions which are generally denominated in foreign currencies — and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements; and the historical lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).
To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.
Emerging Market Risks. The Fund may invest a substantial portion of its assets in emerging market securities. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as “emerging markets.” Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.
Diversification. The Fund is nondiversified (as defined in the 1940 Act), meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code (the “Code”) for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

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Portfolio Investments and Other Risk Considerations
There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Statement of Additional Information. The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the Statement of Additional Information contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks.
Small- and Medium-Sized Companies. The Fund may invest in the securities of small- and medium-sized companies. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-sized companies may be subject to greater and more abrupt price fluctuations and, for large sales, the Fund may have to sell such holdings at discounts from quoted prices or make a series of small sales over an extended period of time.
Impact of Certain Investments. The Fund may invest in a variety of securities, including initial public offerings, derivatives and small technology companies. Such investments may have a magnified performance impact on the Fund depending on the Fund’s size. The Fund may not experience similar performance as its assets grow or its investments change.
Currency Hedging. Due to the investments in foreign securities, the value of the Fund in U.S. dollars is subject to fluctuations in the exchange rate between foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency, the Fund may enter into a forward currency exchange contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) (“forward currency contract”). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as “currency hedging.” By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of the Fund during the period of the forward contract. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.
Settlement Transactions. A Fund trading a foreign security is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, the Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. A Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.
Derivatives. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks; and (5) enter into various equity or interest rate transactions, participation notes, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies (“derivatives”). (For these purposes, forward currency contracts are not considered “derivatives.”) The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the

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premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.
The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated, may be less marketable than exchange-traded derivatives and may be subject to greater risks such as counterparty risks (e.g., counterparty is unable or unwilling to honor the contract).
Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.
Convertible Securities. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. The Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.
Debt Securities. The Fund may invest up to 35% of its total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.
Portfolio Turnover. The Fund’s annual turnover rate indicates changes in its portfolio investments. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is anticipated that the Fund will experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Fund. Securities sold by the Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign growth stocks, the Fund is likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.
Investment Companies. The Fund may invest in domestic and foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment; similarly, the Fund may invest in a money market fund in order to receive a higher rate of return or to be more productively invested than would be possible through direct investment in money market instruments. Investing through such vehicles may involve layered fees or

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expenses. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.
Repurchase Agreements. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.
The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.
Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.
Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

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Management of the Fund
Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the Statement of Additional Information for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1982 and as of         , 2007, managed approximately $#.# billion in assets.
The Fund pays the Adviser an annual investment management fee on a monthly basis as follows. This fee is higher than the fees paid by most mutual funds.

As a percentage of
Fund	average daily net assets
Driehaus International Equity Yield Fund	1.50%
As previously discussed, the Adviser has entered into an agreement with the Fund to waive a portion of its management fee and to absorb operating expenses to the extent necessary to cap the Fund’s expense ratio at 2.0%. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.
Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will be available in the Fund’s semi-annual report to shareholders dated June 30, 2007, Shareholder reports may be obtained by calling (800) 560-6111, or by visiting the Fund’s website at www.driehaus.com or the SEC’s website at www.sec.gov.
Portfolio Manager — Driehaus International Equity Yield Fund. Howard Schwab has managed the Driehaus International Equity Yield Fund since its inception on                     , 2007. Mr. Schwab is responsible for making all investment decision on behalf of the Driehaus International Equity Yield Fund
Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Finance from Denison University. Prior to assuming portfolio management responsibilities, Mr. Schwab was an investment analyst with the Adviser.
Assistant Portfolio Manager — Driehaus International Equity Yield Fund. David Mouser has assisted in the management of Driehaus International Equity Yield Fund since its inception on                     , 2007. Mr. Mouser has certain responsibilities for investment decision-making on the Driehaus International Equity Yield Fund, subject to Mr. Schwab’s approval.
Mr. Mouser joined the Adviser in 1999 upon completion of his B.S. degree in Finance from the University of Dayton. He is currently an M.B.A. candidate at DePaul University. Prior to assuming assistant portfolio management responsibilities, Mr. Mouser was an investment analyst with the Adviser.
The Statement of Additional Information provides additional information about the portfolio manager’s and assistant portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.
Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Fund or to its shareholders. DS LLC is located at 25 East Erie Street, Chicago, Illinois 60611. DS LLC also executes portfolio transactions for the Fund pursuant to procedures approved by the Board.
Administrator. PFPC Inc. (“PFPC”) is the administrator for the Fund. In such capacity, PFPC assists the Fund in aspects of its administration and operation, including certain accounting services.
Transfer Agent. PFPC is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

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Custodian. JPMorgan Chase Bank (the “Custodian”) is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s Global Investor Services or foreign depositories used by such members.
Shareholder Information
Net Asset Value
The Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at the Fund’s net asset value per share next calculated after receipt of your purchase order and payment in good form. Net asset value per share is determined by dividing the difference between the values of the Fund’s assets and liabilities by the number of its shares outstanding. The Fund’s holdings are typically valued using readily available market quotations provided by a pricing service. Securities may be valued using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value. The Fund uses an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In such cases, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem the Fund’s shares.
Opening an Account
1)	Read this prospectus carefully.

2)	The Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

					Minimum	Minimum
				Minimum	Automatic	Automatic
	Minimum	Minimum	Minimum	Subsequent	Investment	Investment
	Initial	Subsequent	Initial IRA	IRA	Plan	Plan
Fund	Investment	Investment	Investment	Investment	(Monthly)	(Quarterly)
Driehaus International Equity Yield Fund	$10,000	$2,000	$2,000	$500	$100	$300
3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges now, you can avoid the delay of having to submit an additional application to change your privileges.

The Fund seeks to obtain identification information for new accounts so that the identity of the Fund’s investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

4)	Include your purchase check or call Shareholder Services at 1-800-560-6111 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting the Fund’s website at www.driehaus.com or by calling Shareholder Services at 1-800-560-6111. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Fund, and the account features, policies and fees may differ from those discussed in this Prospectus. Please contact Shareholder Services at 1-800-560-6111 for additional information.

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How to Purchase Shares
1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Fund accepts:
•	Your personal check, preprinted with your name and address

•	Certified personal checks
for Fund share purchases under $100,000. For purchases of $100,000 or more, the Fund accepts only wire transfers.
Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:
•	Cash

•	Credit cards

•	Cashier’s/Official checks

•	Bank drafts

•	Third party checks

•	“Starter” checks that do not have a printed name and address on them

•	Travelers cheques

•	Credit card checks

•	Money orders
Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9817	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427
2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Then wire your investment to:
PNC Bank, NA
ABA #031000053
Credit: Driehaus Purchase Account
Bank Account #: 8611082419
Fund Name: Driehaus International Equity Yield Fund
Further Credit: (Shareholder name and account number)
3) Through Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. New or current investors who would like to participate in the Automatic Investment Plan should complete the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the By Mail section above. To obtain an application, call Shareholder Services at 1-800-560-6111 or visit the Funds’ website at www.driehaus.com.
4) Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Fund or DS LLC. However, unless waived, the Fund will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.
Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Fund. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Fund when the Intermediary accepts the order. In certain instances, an

17

Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Fund’s behalf. The Intermediary is liable to the Fund for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.
Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.
The Adviser or DS LLC may make payments out of their own resources to Intermediaries for providing shareholder servicing or distribution activities. No payments are made by the Fund for distribution or promotion of the Fund.
General Purchase Information
Shares of the Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund does not sell shares to persons or entities, including foreign financial institutions and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. The Fund reserves the right not to accept any purchase order. The Fund also reserves the right to change the investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.
“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when the Fund has substantial recognized or unrecognized gains can cost you money in taxes. Contact the Fund for information concerning when distributions will be paid.
Shares Purchased by Check. Shares purchased by check are subject to a 10-calendar day escrow period to ensure payment to the Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.
How to Redeem Shares
1) By Mail. Shareholders may sell shares by writing the Fund at the following address:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9817	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427
Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Signature Guarantees.”
2)	By Telephone. You will automatically have telephone redemption privileges unless you indicate on the application that you do not want this privilege. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund will then mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds normally on the following business day. However, if it is not in the best interest of the Fund to do so, the Fund may take up to seven days to pay proceeds from shares redeemed by telephone. The Fund reserves the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names, addresses or wire transfer instructions have changed

18

within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired to a bank account previously designated by you in writing and not changed within the past 30 days.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Fund to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.
General Redemption Information
Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Fund. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholder Services at 1-800-560-6111.
Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.
Redemptions by the Fund. The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

		Minimum IRA
Fund	Minimum Account Value	Account Value
Driehaus International Equity Yield Fund	$5,000	$1,500
A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.
In-Kind Redemptions. The Fund generally intends to pay all redemptions in cash. However, the Fund may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less.
Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.
A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.
The Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).
For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.
The Fund will normally mail payment for shares redeemed within seven days after proper instructions are received. If requested, the Fund will pay proceeds by wire, normally by the next business day. However, if it is not in the best interest of the Fund to do so, the

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Fund may take up to seven days to pay proceeds from shares redeemed by wire. The Fund is not responsible for the efficiency of the federal wire system or the shareholder’s financial services firm or bank. The Fund currently charges a shareholder $15 for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 calendar days after they have been purchased by personal check will be delayed until the escrow period has expired. Delays may be avoided if shares are purchased by certified check or wire transfer.
Policies and Procedures Regarding Frequent Purchases and Redemptions
Frequent and short-term trading in shares of the Fund, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Fund for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Fund needs to maintain cash or liquidate portfolio holdings to meet redemptions. The Fund may be particularly susceptible to risks of short-term trading because it invests in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Fund’s valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Fund. See “Net Asset Value” above.
The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. Since June 2000, the Trust has imposed a 2% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Fund waives the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Fund, for investors in certain wrap programs and otherwise, at the Fund’s discretion. The Fund reserves the right to modify or terminate these waivers at any time.
The Fund’s Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Fund receives a redemption fee from a direct shareholder or Intermediary account. This monitoring may result in the Fund’s rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity.
Shares of the Fund may be purchased directly from the Fund (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Fund does not know the identity of the beneficial owners of the accounts with the Intermediaries and consequently relies on the Intermediaries to comply with the Fund’s policies and procedures on frequent purchases and redemptions. The Fund may direct any Intermediary to block any shareholder account from future trading in the Fund if market timing is suspected or discovered.
Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or Intermediaries will be able to identify these shareholders or curtail their market timing activity.
Shareholder Services and Policies
Exchanging Shares. Any shares of a Fund that you have held for 15 days or more may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares by telephone unless you indicate on your application that you do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares redeemed. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

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Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:
•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To change existing wire transfer instructions.
At the Fund’s discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.
Telephone Transactions. Shareholders will automatically have telephone redemption and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may also buy (by bank wire) shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be forgoing some of the security associated with written requests. A shareholder will bear the risk of any resulting losses from a telephone transaction. The Fund will employ reasonable procedures to confirm that the telephonic instructions are genuine. If the Fund or its service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Fund reserves the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.
Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, the Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Fund by telephone, requests may be mailed to the Fund at the address listed in “How to Redeem Shares.”
A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Fund by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of the Fund. Separate shareholder statements will continue to be mailed for each Fund account. If you want additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-560-6111 or write to P.O. Box 9817, Providence, Rhode Island 02940.
Dividend Policies
Reinvestment of Distributions. Dividends and distributions payable by the Fund are automatically reinvested in additional shares of such Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.
Distributions and Taxes
Payment of Dividends and Other Distributions. The Fund pays its shareholders dividends from its investment company taxable income, and distributions from any realized net capital gains (i.e., the excess of long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years). Dividends and distributions are generally paid once a year. The Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses),

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plus 98% of capital gain net income realized from the sale of securities net of any realized foreign exchange gains or losses during the 12 month period ended October 31 in that year, if any. The Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year. A shareholder may, however, realize a capital gain or loss for federal income tax purposes upon the redemption or exchange of their Fund shares, depending upon the cost or other basis of the shares redeemed. Moreover, because the Fund succeeded to the tax basis of the assets of the Limited Partnership, shareholders should be aware that as portfolio securities with pre-existing capital gains are sold, the gains recognized will be distributed to Fund shareholders as dividends and will be taxable.
Tax Status of Dividends and Other Distributions. Distributions by the Fund of investment company taxable income are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Internal Revenue Code or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to its shareholders annually. Losses realized on shares held less than six months will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in the following January are taxable as if paid on December 31 of the year declared.
Taxability of Distributions to Individuals and Other Noncorporate Shareholders

	Tax Rate for	Tax Rate for
Type of Distribution	15% Bracket or lower	25% Bracket or above
Income Dividends	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate
Long-term Capital Gains	5%	15%
Qualified Dividend Income	5%	15%
Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.
To the extent that the Fund is liable for foreign income taxes, the Fund may make an election under the U.S. Internal Revenue Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. If this election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund’s election, subject to certain limitations imposed by the Internal Revenue Code. Also, under the Internal Revenue Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If the Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income.
Buying a Distribution. A distribution paid after an investor purchases shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to such shareholder even if it represents a return of a portion of the shareholder’s investment.
Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from taxable dividends, capital gain distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:
•	An investor fails to furnish the Fund with the investor’s properly certified social security or other tax identification number;

•	An investor fails to properly certify that the investor’s tax identification number is correct or that the investor is not subject to backup withholding due to the under reporting of certain income; or

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•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s tax identification number is incorrect.
Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.
Certifications of tax status are contained in the application that should be completed and returned when opening an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return.
The foregoing discussion of U.S. and foreign taxation is only a general summary. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of any Fund shares before making an investment in the Fund.

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FOR MORE INFORMATION
More information on the Fund is available without charge, upon request, including the following:
Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during the Fund’s last fiscal period.
Statement of Additional Information (SAI)
The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.
To Obtain Information:
By Telephone
Call 1-800-560-6111
By Mail
Write to:
Driehaus Mutual Funds
P.O. Box 9817
Providence, RI 02940
On the Internet
Text-only versions of Fund documents, including the SAI, annual and semi-annual reports, can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.
You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-5850) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549 (a duplicating fee is charged).
© 2007, Driehaus Mutual Funds
1940 Act File No. 811-07655

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SUBJECT TO COMPLETION, DATED DECEMBER 11, 2006.
Statement of Additional Information Dated                     , 2007
DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111
DRIEHAUS INTERNATIONAL EQUITY YIELD FUND
This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Driehaus International Equity Yield Fund prospectus dated                     , 2007 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-800-560-6111.
The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GENERAL INFORMATION AND HISTORY
Driehaus International Equity Yield Fund (the “Fund”) is a series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to the Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996. The Trust or the Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. The Driehaus International Equity Yield Fund commenced operations on                     , 2007.
Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of the Fund have equal rights in the event of liquidation of that series.
As a statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund, in which case shareholders of the unaffected Funds are not entitled to vote on such matters.
On                     , 2007, the Fund succeeded to the assets of Driehaus Global Equity Yield, L.P.
PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS
General Investment Risks
As with all investments, at any given time the value of your shares in the Fund may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Fund which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Fund’s style, the Fund’s gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.
Foreign Securities
The Fund invests primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions or expropriation of assets) than investments in securities of domestic issuers. The Fund may also purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
With respect to equities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)
Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.
Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.
Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.
Forward currency transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.
At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.
If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Synthetic Foreign Money Market Positions. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

Lending of Portfolio Securities
Subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Repurchase Agreements
The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
Warrants
The Fund may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.
Short Sales
The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.
Rule 144A Securities
The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Line of Credit
Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to the Fund.
Portfolio Turnover
Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).
Derivatives
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Fund may enter into conventional exchange-traded and nonexchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security, an index, an interest rate or a currency.
Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.
The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.
The Fund may use equity linked certificates/notes/swaps (all derivatives) to further its investment objective. In buying such derivatives, the Fund could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. The Fund buying such derivative instruments is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.
A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which the Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Fund believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, the Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the

Fund trades. If there is a default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any government authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.
The Fund intends to use interest rate, currency and index swaps as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.
Options on Securities and Indexes. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.
If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.
A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500® Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.
The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided that the Board determines that their use is consistent with the Fund’s investment objective.
When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.
The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
The Trust has claimed an exemption from the definition of the term “commodity pool operator” available to qualifying entities pursuant to Regulation 4.5 promulgated by the Commodity Futures Trading Commission. Accordingly, the Trust is not subject to registration or regulation as a “commodity pool operator.”

INVESTMENT RESTRICTIONS
The Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. The Fund may not:
(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[1] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.
The Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:
(a)	invest in companies for the purpose of exercising control or management;

(b)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(c)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(d)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in

[2]	For purposes of this investment restriction, the Fund uses industry classifications contained in Institutional Brokers Estimate System (“I/B/E/S”) Sector Industry Group Classification, published by I/B/E/S, an institutional research firm. To the extent that categorization by I/B/E/S is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the industry I/B/E/S classification to a more appropriate or specific industry.

kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales; and
(e)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.
SELECTIVE DISCLOSURE OF THE FUND’S PORTFOLIO HOLDINGS
It is the policy of the Fund, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Fund’s portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Fund’s Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer to its customers or the duties owed by the Fund to its shareholders and (d) will not violate the antifraud provisions of the federal securities laws. The purpose of this policy is to prevent abusive trading in shares of the Fund, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.
Authorized Recipients of Portfolio Holdings information are: (1) the Trust’s officers and Trustees in their capacity as such; (2) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (3) outside counsel to the Trust, DCM or DS LLC and Independent Counsel to the Trust’s Independent Trustees in their capacity as such; (4) the independent registered public accounting firm (the “auditors”) for the Fund, DCM or DS LLC; (5) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (6) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (7) third party service providers to the Fund, DCM or DS LLC, such as the Fund’s custodian, the Fund’s administrator and transfer agent, DCM’s proxy-voting service, the Fund’s pricing service, and “best execution” analysts retained to evaluate the quality of executions obtained for the Fund, provided their contracts with the Fund, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (8) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (9) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.
Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Fund to customers, such as financial planners, broker-dealers or other intermediaries. However, the Fund, DCM or DS LLC may make disclosure of a limited number of securities holdings, provided the Fund is not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose.
The Fund will post Portfolio Holdings 45 days after month-end and top ten portfolio holdings and regional, sector and country weightings 30 days after month-end at www.driehaus.com. Portfolio Holdings information is also available upon request after the website posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.

The Fund’s portfolio holdings posted on the website and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular holdings may be withheld if it is in the Fund’s best interest to do so.
DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of the Fund’s Portfolio Holdings.
DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Director of Compliance is responsible for monitoring compliance with the Fund’s pre-approval and disclosure restrictions. The Trust’s Treasurer, working with the Trust’s counsel, is responsible for ensuring the accuracy and completeness of the prospectus and SAI disclosure requirements. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Fund, DCM and DS LLC with the policies and procedures on selective disclosure of the Fund’s Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.
The Fund’s Portfolio Holdings must be filed with the Securities and Exchange Commission (the “SEC”) within 60 days of quarter end. The holdings are available on the Fund’s website at www.driehaus.com within five business days after filing with the SEC and are available on the website for at least six months from the posting date.
PURCHASES AND REDEMPTIONS
How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.
The Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.
The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.
The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

NET ASSET VALUE
The net asset value per share of the Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (i) the last bid prices or (ii) the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.
In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, the Fund’s net asset value will be computed at the close of the exchange.
Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board’s Pricing Committee, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.
Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under the direction of the Board or its Pricing Committee. The Fund uses an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures will be reviewed periodically by the Board.
The Fund uses pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.
U.S. government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.
Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

TRUSTEES AND OFFICERS
The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. Seventy-five percent of the Trust’s Board members are not interested persons of the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis.
The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee all four Funds of the Trust.

		Term of Office and	Principal
Name, Address and	Position(s) Held	Length of Time	Occupation(s)	Other Directorships
Year of Birth	with the Trust	Served	During Past 5 Years	Held by Trustee
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of
the Adviser and the
Distributor; Chief
Executive Officer of
Driehaus Capital
Management (USVI)
LLC (“USVI”); Chief
Investment Officer and
Portfolio Manager of the
			Adviser and USVI.	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum

INDEPENDENT TRUSTEES:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board,
Commerce National
Group (investment
company) since 2005;
Chairman of the Board
and Chief Executive
Officer,
RHC/Spacemaster
Corporation
(manufacturing
corporation) prior
			thereto.	None

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Senior Vice President of Sunrise Development, Inc. (senior living) since January 2003; Consultant, real estate development, August 1998 to January 2003.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

The following table sets forth certain information with respect to the advisory board member and officers of the Trust.

Name, Address and Year of	Position(s) Held	Length of Time
Birth	with the Trust	Served	Principal Occupation(s) During Past 5 Years
Arthur B. Mellin[1] 190 South LaSalle Street Chicago, IL 60603	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.

YOB: 1942

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser and Distributor as of October 1, 2006; Advisor to Adviser and Distributor since 2006; Chief Executive Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer	Since 2006	Chief Compliance Officer of the Adviser and Distributor and Chief Compliance Officer of Driehaus Capital Management (USVI) LLC since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Associate Counsel, PFPC Inc. (financial services company) since 2003; Deputy Counsel, Turner Investment Partners from 2001 to 2003; Associate, Stradley, Ronon, Stevens & Young LLP (law firm) from 1998-2001.

Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 YOB: 1961	Assistant Secretary	Since 2004	Attorney with the Adviser since 2004; Regulatory Compliance Officer, Allstate Financial Services, LLC (retail broker-dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

Candace A. Croal 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1975	Assistant Secretary	Since 2005	Senior Regulatory Administrator, PFPC Inc. (financial services company) since 2002; Senior Paralegal, Morgan, Lewis & Bockius, LLP (law firm) from 1999-2002.

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

Board Committees: The Trust’s Board has the following committees:
Audit Committee. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, monitors the Fund’s accounting policies and internal control systems, and performs such other tasks as the full Board deems necessary or appropriate. The Board has adopted a written charter setting forth the Audit Committee’s responsibilities. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. All independent Trustees serve as members of the Audit Committee. The Audit Committee held ___ meetings during the Trust’s last fiscal year.
Pricing Committee. The Pricing Committee reviews pricing procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the pricing procedures and performs such other tasks as the full Board deems necessary. Richard H. Driehaus is the member of the Pricing Committee. The Pricing Committee held ___ meetings during the Trust’s last fiscal year.
Executive Committee. The Executive Committee is authorized to exercise all powers of the Board, subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee did not hold any meetings during the Trust’s last fiscal year.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board and to oversee the administration of the Board Governance Guidelines and Procedures. All independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held ___ meetings during the Trust’s last fiscal year.
COMPENSATION OF TRUSTEES
Officers and the Trustee affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, Trustees who are not interested persons of the Trust or the Adviser currently are paid $6,000 for each regular Board meeting attended, except for the Chairman who receives $7,500 for each regular Board meeting attended. The Trustees receive $2,000 for each committee and telephonic Board meeting attended, and are reimbursed for out-of-pocket expenses. The Trust has no retirement or pension plan. The following table sets forth the compensation paid by the Trust during calendar year 2006 to each of the non-interested Trustees:

Total Compensation
Name of Trustee	From the Trust*
Francis J. Harmon	$

A. R. Umans	$

Daniel F. Zemanek	$

*	Includes compensation paid to each Trustee by each Fund.

TRUSTEES’ OWNERSHIP OF FUND SHARES
As the Driehaus International Equity Yield Fund did not commence operations until                     , 2007, the Trustees did not own any shares of the Fund as of December 31, 2006.
The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned as of December 31, 2006 in all of the Funds of the Trust:

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustee	Non-Interested Trustees
	Richard H.			Daniel F.
	Driehaus	Francis J. Harmon	A.R. Umans	Zemanek
Aggregate Dollar Range of Equity Securities Owned by Trustees	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000

PRINCIPAL SHAREHOLDERS
As of the date hereof, ___ owns 100% of the shares of the Fund.
HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER
Seventy-five percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “independent Trustees.” In addition to investing in the various Funds of the Trust, independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.
The following table sets forth, as of December 31, 2006, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each independent Trustee and his immediate family members.

	Name of Owners and		Value of
Name of Trustee	Relationships to Trustee	Company	Securities(1)	Percent of Class
A.R. Umans	A.R. Umans;	Driehaus Institutional	$	%
	Mrs. Umans (spouse)	Mid Cap L.P.

	Mrs. Umans (spouse)	Driehaus Institutional	$	%
Small Cap, L.P.

	A.R.Umans;	Driehaus International	$	%
	Mrs. Umans (spouse)	Recovery Fund, L.P.

Francis J. Harmon	Francis J. Harmon	Driehaus Associates	$	%
	Revocable Trust	Fund
Dated 08/18/97

	Margaret A. Harmon	Driehaus Associates	$	%
	Revocable Trust	Fund
Dated 08/18/97 (spouse)

(1)	Interests in limited partnerships or limited liability companies.

INVESTMENT ADVISORY SERVICES
The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and brokerage services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.
The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.
Any expenses that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1.50% of average net assets of the Fund.
The Adviser has entered into an agreement with the Driehaus International Equity Yield Fund through ___, 2010 to waive its advisory fee and/or absorb operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 2.00% of average daily net assets. For a period of three years subsequent to the Fund’s commencement of operations on ___, 2007, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below 2.00%.
Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.
Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Fund’s portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Fund with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Fund’s voting activities and monitors voting activity for potential conflicts of interest.
In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Fund’s voting activities, enabling the Fund to monitor voting activities performed by the Adviser.
The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, two overriding considerations are in effect: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Fund’s best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.
A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Fund’s website at www.driehaus.com .
Trade Allocation. The Adviser manages not only the Fund but other investment accounts. Simultaneous transactions may occur when the Fund and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of the Fund or an investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions and prices for the Fund.

Portfolio Managers.
Description of Compensation. Each portfolio manager is paid a fixed salary plus a bonus. Their bonus is a combination of a percentage of the management fees paid by the Fund and other accounts managed and investment performance. If the performance of the Fund or other accounts managed exceeds certain percentile benchmarks when compared to their peer groups (using the Lipper rankings), the portfolio manager’s bonus increases.
If the Adviser declares a profit sharing plan contribution, the portfolio managers would also receive such contribution.
Other Accounts. The table below discloses other accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2006.

							Total Assets
						# of Accounts	that
		Total	Total			Managed that	Advisory
		# of	Assets			Advisory Fee	Fee Based
		Accounts	(000,000s			Based on	on
Name of Portfolio Manager	Type of Accounts	Managed	omitted)			Performance	Performance
1. Howie Schwab	Registered Investment Companies:	0		$0		0	$0
	Other Pooled Investment Vehicles:	#	$	#	#	#	$ # #
	Other Accounts:	#	$	#	#	0	$0

2. David Mouser	Registered Investment Companies:	0		$0		0	$0
	Other Pooled Investment Vehicles:	#	$	#	#	#	$ # #
	Other Accounts:	#	$	#	#	0	$0
As shown in the table above, Messrs. Schwab and Mouser, the Fund’s Portfolio Manager and Assistant Portfolio Manager, respectively, manage the assets of other accounts and other pooled investment vehicles (“private funds”, and together with the other accounts, “accounts”) for the Adviser. Both clients and affiliated persons of the Adviser, including Messrs. Schwab and Mouser, may own interests in these accounts. The investment strategies of the accounts are similar to those of the Fund. For this reason, the same or related securities may be appropriate and desirable investments for both the Fund and the accounts and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the accounts in securities held by the Fund or that the Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for the Fund at favorable prices. This is particularly true when the accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for the Fund. This presents a conflict between interests of the Fund and the interests of the accounts as well as the affiliates of the Adviser who invest in the accounts. In addition, because one or more of the private funds pay advisory fees to the Adviser, including performance based compensation, at a higher rate than the rate of fees paid by the Fund and because affiliates of the Adviser, including the Fund’s portfolio managers, may personally own interests in the private funds, the Adviser and the portfolio managers have financial incentives to favor the private funds over the Fund when dividing their time and attention between them, when they are presented with limited investment opportunities that would be desirable and suitable for both the Fund and the private funds, and when making trading decisions. These circumstances also present conflicts between the interests of the Fund, on the one hand, and the interests of the Adviser and its affiliates, including the portfolio managers, on the other hand.
The Adviser seeks to manage these conflicts of interest so as to avoid any adverse effects on either the Fund or the accounts through trade allocation and other policies and procedures. These policies and procedures include requirements that transactions by the Fund and the accounts in the same securities that occur on the same day be average priced and allocated on a fair and equitable basis among the Fund and the accounts, restricted periods and pre-approval requirements for certain types of personal securities transactions by personnel of the Adviser. In addition, the Adviser’s compliance department personnel conducts periodic reviews of transactions in and holdings of the same or related securities by the Fund and the accounts to seek to ensure that all are treated fairly and equitably. As a matter of policy, the Adviser does not permit securities held by the Fund to be sold short for the accounts or other clients or for the personal accounts of the Adviser’s personnel.
As of December 31, 2006, Mr. Schwab and Mr. Mouser did not own any shares of the Fund since the Fund did not commence operations until ___, 2007.
DISTRIBUTOR
The shares of the Fund are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Mr. Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.
As agent, DS LLC will offer shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Fund. DS LLC will offer the Fund’s shares only on a best-efforts basis.
ADMINISTRATOR
PFPC Inc. (“PFPC”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust. The asset-based fee for administration and accounting services for each Fund is calculated as follows:
0.07% of the first $200 million of average net assets;
0.06% of the next $200 million of average net assets;
0.05% of the next $200 million of average net assets; and
0.04% of average net assets in excess of $600 million; and
a base annual fee of $30,000.

CUSTODIAN
JPMorgan Chase Bank at 3 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, is the Trust’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund.
Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to the Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.
The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.
TRANSFER AGENT
PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Fund’s transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, PFPC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, is the Fund’s independent registered public accounting firm (“auditors”). The auditors audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.
LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C., located at 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the independent Trustees.
PORTFOLIO TRANSACTIONS
The Adviser uses the trading room staff of DS LLC, an affiliate of the Adviser, to place the orders for the purchase and sale of the Fund’s securities and options and futures contracts. The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of negotiated commission rates currently available and other current transaction costs;

the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause the Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser and reports are made quarterly to the Board.
To the extent directed by management of the Fund, the Adviser will execute purchases and sales of portfolio securities for the Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.
Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DS LLC. The Fund has been advised that the Adviser intends to execute most (or all) transactions in securities traded on U.S. exchanges, including ADRs, through DS LLC. In order for DS LLC to effect any such transaction for the Fund, the commission, fee or other remuneration received by DS LLC must be reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow DS LLC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. For transactions effected over-the-counter by DS LLC acting as broker for the Trust, DS LLC may receive a fee that is reasonably calculated to approximate the clearing charges, ECN fees (where applicable) or other out-of-pocket processing costs and expenses incurred by DS LLC in connection with executing such over-the-counter transactions, provided such fee does not exceed 1% of the purchase or sale price of such securities or such larger amount as may be permitted by rule or order of the SEC. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DS LLC are consistent with the foregoing standard.
With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DS LLC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser may select a broker or dealer that furnishes it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause the Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the research products and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Fund. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.
Regular Broker-Dealers. With respect to the Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser’s attention, including investment research related to the security and provided to the Fund.
ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (IRS), possibly with retroactive effect.
The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify for, and comply with, the special provisions of Subchapter M of the Code. Such provisions generally relieve the Fund of federal income tax to the extent its investment company taxable income and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years) are currently distributed to shareholders. In order to qualify for such provisions, the Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers in which not greater in value than 5% of the value of the Fund’s total assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.
If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code as discussed below.
Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2008, “qualified dividend income” received by individual and other noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. “Qualified dividend income” generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a “qualified foreign corporation” is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.
The Fund generally can pass the tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. After December 31, 2008, “qualified dividend income” will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates which currently reach a maximum rate of 35%, unless Congress enacts legislation providing otherwise. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his or her investment in such distribution. The distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares were reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis.
To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund’s total assets at the close of any fiscal year consists of stock or securities in foreign corporations, and the Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income tax liability. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify its shareholders of the amount of (i) each shareholder’s pro rata share of foreign income taxes paid by the Fund and (ii) the portion of the Fund’s dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit. If the Fund does not make such an election, the net investment income of the Fund will be reduced and its shareholders will not be able to deduct their pro rata share of foreign taxes paid by the Fund.
The Fund may engage in certain options, futures, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.
For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (1) will generally affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.
The Fund may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.

The Fund anticipates distributing to shareholders annually all net capital gains, if any, that have been recognized for federal income tax purposes, including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.
The Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income (net of foreign exchange losses) for the one-year period ending October 31, plus any undistributed net investment income from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.
A shareholder who redeems shares of the Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. If a shareholder realizes a loss on the redemption of the Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.
The Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s tax year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.
Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.
Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.
Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in the Fund’s shares.

APPENDIX — RATINGS
Ratings in General
A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
The following is a description of the characteristics of ratings of corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).
Ratings by Moody’s
Aaa. Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Bonds rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Bonds rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Bonds rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Ratings by S&P
AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB. Debt rated BBB is exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
Notes:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A-2

DRIEHAUS MUTUAL FUNDS
FORM N-lA (PEA #23)
PART C: OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)(i)	Registrant’s Declaration of Trust dated May 31, 1996, is incorporated herein by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-lA filed with the Securities and Exchange Commission (“SEC”) on June 5, 1996.

(a)(ii)	Registrant’s Amendment to the Declaration of Trust dated November 9, 1998, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(a)(iii)	Written Instrument Establishing and Designating Driehaus Focused International Growth Fund dated June 13, 2006 is incorporated herein by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed with the SEC on June 13, 2006.

(a)(iv)	WRITTEN INSTRUMENT ESTABLISHING AND DESIGNATING DRIEHAUS INTERNATIONAL EQUITY YIELD FUND DATED SEPTEMBER 18, 2006 IS FILED HEREWITH.

(b)	Registrant’s Amended and Restated By-Laws are incorporated herein by reference to Exhibit (2) to Registrant’s Combined Proxy Statement/Prospectus on Form N-l4 filed with the SEC on June 6, 2003.

(c)	Not Applicable.

(d)(i)	Management Agreement dated September 25, 1996 between the Registrant and Driehaus Capital Management, Inc. (the “Adviser”) is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(ii)	Letter Agreement dated December 18, 1997 between the Registrant and the Adviser with respect to Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(iii)	Letter Agreement dated December 18, 1998 between the Registrant and the Adviser with respect to Driehaus International Discovery Fund and Driehaus European Opportunity Fund is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(d)(iv)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus Focused International Growth Fund to be filed by amendment.

(d)(v)	LETTER AGREEMENT BETWEEN THE REGISTRANT AND THE ADVISER WITH RESPECT TO DRIEHAUS INTERNATIONAL DISCOVERY FUND DATED OCTOBER 1, 2006 IS FILED HEREWITH.

(d)(vi)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Equity Yield Fund to be filed by amendment.

(e)	Amended and Restated Distribution Agreement dated September 13, 1999 between the Registrant and Driehaus Securities Corporation is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(f)	Not Applicable.

(g)(i)	Global Custody Agreement dated May 24, 1999 between the Registrant and Chase Manhattan Bank is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2000.

(g)(ii)	Amendment to Global Custody Agreement between Registrant and Chase Manhattan Bank to be filed by amendment.

(h)(i)	Transfer Agency Services Agreement dated September 25, 1996 between the Registrant and PFPC Inc. (the “Transfer Agent”) is incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(ii)	Amendment to the Transfer Agency Services Agreement dated March 31, 2002 between the Registrant and the Transfer Agent is incorporated herein by reference to Exhibit (h)(i)(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2002.

(h)(iii)	Anti-Money Laundering Amendment to the Transfer Agency Services Agreement dated July 24, 2002 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(iv)	Amendment to the Transfer Agency Services Agreement dated October 1, 2003 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 27, 2004.

(h)(v)	AMENDMENT TO THE TRANSFER AGENCY SERVICES AGREEMENT DATED OCTOBER 1, 2006 IS FILED HEREWITH.

(h)(vi)	FORM OF SECTION 312 FOREIGN FINANCIAL INSTITUTION AMENDMENT TO THE TRANSFER AGENCY SERVICES AGREEMENT DATED JULY 5, 2006 IS FILED HEREWITH.

(h)(vii)	Administration and Accounting Services Agreement dated September 25, 1996 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (h)(ii) of

Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(viii)	Amendment to Administration and Accounting Services Agreement dated January 1, 2003 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(ix)	Amendment to Administration and Accounting Services Agreement for Fair Value Pricing Services dated September 12, 2005 is incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(h)(x)	AMENDMENT TO ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED OCTOBER 1, 2006 IS FILED HEREWITH.

(h)(xi)	Expense Limitation Agreement with respect to the Driehaus Focused International Growth Fund to be filed by amendment.

(h)(xii)	Expense Limitation Agreement with respect to the Driehaus International Equity Yield Fund to be filed by amendment.

(i)	Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C. to be filed by amendment.

(j)	Not Applicable.

(k)	Not Applicable.

(1)	Investment Letter of Initial Investor in Driehaus International Growth Fund dated September 13, 1996 is incorporated herein by reference to Exhibit (13) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-lA filed with the SEC on October 7, 1996.

(m)	Not Applicable.

(n)	Not Applicable.

(p)	Revised Joint Code of Ethics dated January 3, 2005 is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(q)(i)	Powers of Attorney dated February 21, 2006 is incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Inapplicable.

ITEM 25.	INDEMNIFICATION.

     Article V of Registrant’s Declaration of Trust, filed as Exhibit (a)(i), provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).
     Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Other Business, Profession,
Name	Position with Adviser	Vocation or Employment

Richard H. Driehaus	Chairman and Chief Investment Officer	Chairman of Driehaus Securities LLC (“DS LLC”) and Driehaus Capital Management (USVI) LLC (“DCM USVI”)

Robert H. Gordon	President and Chief Executive Officer	President and Chief Executive Officer of DS LLC and DCM USVI

Diane L. Wallace	Chief Operating Officer	Chief Operating Officer of DS LLC and Senior Vice President of DCM USVI

Mary H. Weiss	Senior Vice President and Secretary	Senior Vice President and Secretary of DS LLC and Senior Vice President of DCM USVI

Theresa Fredrick	Senior Vice President - Operations	Senior Vice President - Operations of DS LLC

Stephen T. Weber	Senior Vice President of Sales, Marketing and Client Service	None

Michelle L. Cahoon	Vice President, Treasurer and Chief Financial Officer	Vice President, Treasurer and Chief Financial Officer of DS LLC and DCM USVI

Meighan Harahan	Vice President	None

Carla Dawson	Vice President	None

Daniel M. Rea	Vice President	None

Janet McWilliams	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer of DS LLC and DCM USVI

Kelly Dehler	Assistant Secretary	Assistant Secretary of DS LLC and DCM USVI
The principal business address of DS LLC and DCM USVI is 25 East Erie Street, Chicago, Illinois 60611.

ITEM 27.	PRINCIPAL UNDERWRITERS.
     (a) Not applicable.

	Positions and Offices	Positions and
(b) Name	with Underwriter	Offices with Fund
Richard H. Driehaus	Chairman	Trustee and President

Robert H. Gordon	President and Chief Executive Officer	Senior Vice President

Diane L. Wallace	Chief Operating Officer	None

Mary H. Weiss	Senior Vice President and Secretary	None

Theresa Fredrick	Senior Vice President – Operations	None

Michelle L. Cahoon	Vice President, Treasurer and Chief Financial Officer	Vice President and Treasurer

Janet McWilliams	Assistant Vice President and Chief Compliance Officer	Chief Compliance Officer

Kelly Dehler	Assistant Secretary	Assistant Secretary
The business address of the foregoing individuals is 25 East Erie Street, Chicago, Illinois 60611.
     (c) Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS.
     All accounts, books and other documents are maintained:
(i)	at the offices of the Registrant,

(ii)	at the offices of Registrant’s investment adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, One East Erie Street, Chicago, Illinois 60611 and 17 East Erie, Chicago, Illinois 60611 or

(iii)	at the offices of Registrant’s custodian, JPMorgan Chase Bank, 3 Chase Metrotech, 8th Floor, Brooklyn, New York 11245, transfer agent, PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island 02862, or administrator, PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 and 4400 Computer Drive, Westborough, Massachusetts 01581.

ITEM 29.	MANAGEMENT SERVICES.
     Not applicable.

ITEM 30.	UNDERTAKINGS.
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 23 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 11th day of December, 2006.

DRIEHAUS MUTUAL FUNDS
By:	/s/ Richard H. Driehaus
Richard H. Driehaus, President

     Pursuant to the requirements of the 1933 Act, this Amendment to the registration statement has been signed below by the following persons in the capacity indicated on the 11th day of December, 2006.

/s/ Richard H. Driehaus	President and Trustee (Principal Executive Officer)

Richard H. Driehaus

*	Trustee

Francis J. Harmon

*	Trustee

A. R. Umans

*	Trustee

Daniel F. Zemanek

/s/ Michelle L. Cahoon	Vice President and Treasurer (Principal Financial Officer)

Michelle L. Cahoon

*/s/ Michelle L. Cahoon

Michelle L. Cahoon, pursuant to powers of attorney previously filed.

EXHIBIT INDEX
DRIEHAUS MUTUAL FUNDS
FORM N-1A REGISTRATION STATEMENT

Exhibit No.	Description
(a)(iv)	Written Instrument Establishing and Designating Driehaus International Equity Yield Fund.

(d)(v)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Discovery Fund.

(h)(v)	Amendment to the Transfer Agency Services Agreement.

(h)(vi)	Form of Section 312 Foreign Financial Institution Agreement to the Transfer Agency Services Agreement

(h)(x)	Amendment to Administration and Accounting Services Agreement.